Exhibit 10.36

Autoliv AB (publ) / Autoliv Inc.

Vasagatan 11

111 20 Stockholm

Sweden

Attention: Treasurer

DHL

Luxembourg, 14th January 2015	JUOPS/MB/CAJ/jw/2015-91

Subject:	AUTOLIV SAFETY SYSTEMS R&D II (SWEDEN, GERMANY AND FRANCE) (Serapis Nº 2012-0517, FI N° 82.624)

Finance contract between the European Investment Bank (the “Bank”) and Autoliv AB (publ) as borrower (the “Borrower”) and Autoliv Inc. as guarantor (the “Guarantor”) dated 16 July 2013 (the “Finance Contract”).

- Amendment

Dear Sirs,

Reference is made to your request to extend the final availability date for disbursements up to 16 January 2016.

Unless otherwise defined in this letter, defined terms used in the Finance Contract shall have the same meaning when used herein.

1.	Amendments

The Bank and the Borrower and the Guarantor agree that:

(a)	the definition of the Final Availability Date in the Finance Contract shall be amended to be no later than 16 January 2016.

(b)	The wording under indent (a) of Article 1.09 (Non-utilisation fee) shall be deleted and be replaced with the following new wording:

“On 20 December 2013, 20 June 2014, 16 January 2015 and 20 June 2015; and”

2.	Governing law

Articles 11.01 and 11.02 of the Finance Contract shall apply to this letter, mutatis mutandis, as if they were set out herein.

In order to indicate your agreement to the above, we kindly request you to initial each page of the four originals of this Letter (other than the signatory page) and to date and duly sign each of the four originals. Please return to us two originals at your earliest convenience, including evidence of authorisation of the signatories of the Borrower and the Guarantor to sign and execute this letter. Please retain two originals for your records.

Yours faithfully,

EUROPEAN INVESTMENT BANK

/s/ Hanna Karczewska	/s/ Liisa Raasakka
Hanna Karczewska	Liisa Raasakka
Head of Division	Loan Officer

Agreed and accepted for and on behalf of:

Autoliv AB (publ) as borrower

Name:	/s/ Fredrik Peyron	/s/ Mats Wallin
	Fredrik Peyron	Mats Wallin
Title:
Date:	27 January 2015	27 January 2015

Agreed and accepted for and on behalf of: Autoliv Inc. as guarantor

Name:	/s/ Fredrik Peyron	/s/ Mats Wallin
	Fredrik Peyron	Mats Wallin

Title:
Date:	27 January 2015	27 January 2015